Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE	Media contact:
May 29, 2014	Bob Varettoni
908-559-6388
robert.a.varettoni@verizon.com

Verizon Announces Exchange Offer for Certain Outstanding Verizon

Wireless Notes From Eligible Holders

NEW YORK -- Verizon Communications Inc. (“Verizon”) (NYSE, NASDAQ: VZ; LSE: VZC) today announced the commencement of a private offer to exchange (the “Exchange Offer”) up to all of Cellco Partnership’s and Verizon Wireless Capital LLC’s (together, “Verizon Wireless”) £600,000,000 outstanding aggregate principal amount of 8.875% Notes due December 18, 2018 (the “Existing Notes”) for Verizon’s new sterling-denominated notes due 2024 (the “New Notes”) and an amount of cash. The Exchange Offer is conditioned on at least £300,000,000 aggregate principal amount of Existing Notes being validly tendered.

The Exchange Offer will expire at 11:59 p.m. (New York time) on June 25, 2014, unless extended by Verizon (the “Expiration Date”). Tenders of Existing Notes in the Exchange Offer may be validly withdrawn at any time at or prior to 11:59 p.m. (New York time) on June 11, 2014, unless extended by Verizon, but not thereafter, unless additional withdrawal rights are required by law. The price for each £1,000 principal amount of Existing Notes tendered in the Exchange Offer will be calculated at 12:00 noon (London time) on June 11, 2014, unless extended by Verizon (the “Price Determination Date”).

Verizon News Release, page 2

The Exchange Offer is being conducted by Verizon upon the terms and subject to the conditions set forth in a confidential exchange offer memorandum, dated May 29, 2014 (the “Exchange Offer Memorandum”). The Exchange Offer is being extended only (1) to holders of Existing Notes that are “Qualified Institutional Buyers” as defined in Rule 144A under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), in a private transaction in reliance upon the exemption from the registration requirements of the U.S. Securities Act provided by Section 4(a)(2) thereof and (2) outside the United States, to holders of Existing Notes other than “U.S. persons” (as defined in Rule 902 under Regulation S of the U.S. Securities Act) and who are not acquiring New Notes for the account or benefit of a U.S. person, in offshore transactions in compliance with Regulation S under the U.S. Securities Act, and who are “Non-U.S. qualified offerees” (as defined in the Exchange Offer Memorandum) (each of the foregoing, an “Eligible Holder”).

The complete terms of the Exchange Offer are described in the Exchange Offer Memorandum. Eligible Holders that validly tender and do not validly withdraw their Existing Notes at or prior to 11:59 p.m. (New York time) on June 11, 2014 (unless extended by Verizon, the “Early Participation Date”) will receive the Total Exchange Price, which includes an early exchange premium of £50.00 principal amount of New Notes in respect of each £1,000 principal amount of Existing Notes tendered, as described in the Exchange Offer Memorandum. Eligible Holders of Existing Notes who tender after the Early Participation Date, but at or prior to the Expiration Date, will receive the Exchange Price, which is the Total Exchange Price minus the early exchange premium. Verizon reserves the right, subject to applicable law, to extend, terminate or otherwise amend the terms of the Exchange Offer.

The following table sets forth information regarding the Exchange Offer:

								Composition of Hypothetical Total Exchange Price
Existing Notes	ISIN Number	Principal Amount Outstanding	Exchange Reference Security	Bloomberg Reference Page	Exchange Spread (Basis Points)	New Notes	Hypothetical Total Exchange Price[1,2,3]	Cash Amount[1,4]	Hypothetical New Notes Amount[1,2,5]
8.875% Notes due 18 December 2018, issued by Verizon Wireless	XS0405876672	£600,000,000	UKT 5.00% due 7 March 2018	DMO 2	+40	Notes due 2024 issued by Verizon	£1,300.37	£80	£1,220.37

(1) Hypotheticals are shown for illustrative purposes only. The actual Total Exchange Price, the actual New Notes Amount and, if applicable, the Adjusted Cash Amount (each as defined in the Exchange Offer Memorandum) will be determined on the Price Determination Date.

(2) Includes the early exchange premium of £50.00 principal amount of New Notes in respect of each £1,000 principal amount of Existing Notes tendered at or prior to the Early Participation Date and accepted for exchange.

(3) Sum of the Cash Amount (as defined in the Exchange Offer Memorandum) and the hypothetical New Notes Amount in respect of each £1,000 principal amount of Existing Notes accepted for exchange.

(4) The Cash Amount payable as a portion of the Total Exchange Price in respect of each £1,000 principal amount of Existing Notes accepted for exchange. The Cash Amount excludes accrued and unpaid interest on the Existing Notes, which will be payable in addition to the Total Exchange Price. The Cash Amount is subject to adjustment as described in the Exchange Offer Memorandum.

(5) Hypothetical principal amount of New Notes to be issued in respect of each £1,000 principal amount of Existing Notes validly tendered at or prior to the Early Participation Date and accepted for exchange. Subject to adjustment as described in the Exchange Offer Memorandum.

The New Notes will bear interest at a rate per annum equal to the sum of (i) the yield of the 2.25% United Kingdom Treasury Bond due September 7, 2023, as calculated by the lead dealer manager in accordance with standard market practice, as of the Price Determination Date, appearing on the U.K. DMO 2 Page as displayed on the Bloomberg Pricing Monitor, or any other recognized quotation source selected by the lead dealer manager in its sole discretion if such quotation report is not available or manifestly erroneous plus (ii) the New Notes Spread. The New Notes Spread will be the number of basis points determined, in the sole discretion of Verizon, at or around 11:00 a.m. (London time) on June 2, 2014, but shall be equal to or greater than 1.30% (130 basis points).

Verizon News Release, page 3

Eligible Holders are advised to check with any bank, securities broker or other intermediary through which they hold Existing Notes as to when such intermediary needs to receive instructions from an Eligible Holder in order for that Eligible Holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in, the Exchange Offer before the deadlines specified herein and in the Exchange Offer Memorandum. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the Exchange Offer Memorandum.

If and when issued, the New Notes will not be registered under the U.S. Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act and any applicable state securities laws.

This press release is not an offer to sell or a solicitation of an offer to buy any security. The Exchange Offer is being made solely by the Exchange Offer Memorandum and only to such persons and in such jurisdictions as is permitted under applicable law.

In particular, this communication is only addressed to and directed at: (A) in any Member State of the European Economic Area that has implemented the Prospectus Directive (as defined below), qualified investors in that Member State within the meaning of the Prospectus Directive and (B) (i) persons that are outside the United Kingdom or (ii) persons in the United Kingdom who are investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”) or within Article 43 of the Financial Promotion Order, or any other person to whom it may otherwise lawfully be communicated by virtue of an exemption to Section 21(1) of the Financial Services and Markets Act 2000, as amended, or otherwise in circumstance where it does not apply (such persons together being referred to as “relevant persons”). The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on the Exchange Offer Memorandum or any of its contents. For purposes of the foregoing, the “Prospectus Directive” means the Prospectus Directive 2003/71/EC, as amended, including pursuant to Directive 2010/73/EU.

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Cautionary Statement Regarding Forward-Looking Statements

In this communication we have made forward-looking statements. These statements are based on our estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include the information concerning our possible or assumed future results of operations. Forward-looking statements also include those preceded or followed by the words “anticipates,” “believes,” “estimates,” “hopes” or similar expressions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The following important factors, along with those discussed in our filings with the Securities and Exchange Commission (the “SEC”), could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: the ability to realize the expected benefits of our transaction with Vodafone in the timeframe expected or at all; an adverse change in the ratings afforded our debt securities by nationally accredited ratings organizations or adverse conditions in the credit markets affecting the cost, including interest rates, and/or availability of further financing; significantly increased levels of

Verizon News Release, page 4

indebtedness as a result of the Vodafone transaction; changes in tax laws or treaties, or in their interpretation; adverse conditions in the U.S. and international economies; material adverse changes in labor matters, including labor negotiations, and any resulting financial and/or operational impact; material changes in technology or technology substitution; disruption of our key suppliers’ provisioning of products or services; changes in the regulatory environment in which we operate, including any increase in restrictions on our ability to operate our networks; breaches of network or information technology security, natural disasters, terrorist attacks or acts of war or significant litigation and any resulting financial impact not covered by insurance; the effects of competition in the markets in which we operate; changes in accounting assumptions that regulatory agencies, including the SEC, may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; significant increases in benefit plan costs or lower investment returns on plan assets; and the inability to implement our business strategies.